                                                                   EXHIBIT 10.15


               Incentive Option Agreement between the Registrant
            and Peter J. Smith dated February 29, 1996, as amended.



                                 Amended and Restated

                                 Incentive Stock Option Agreement
                                 under the ANSYS, Inc.
                                 1994 Stock Option and Grant Plan



     By this Amended and Restated Incentive Stock Option Agreement made and entered into as of August 11, 1997, ANSYS, Inc. (formerly "SAS Holdings, Inc."), a Delaware Corporation (the "Company") and Peter J. Smith hereby amend and restate in its entirety the Incentive Stock Option Agreement entered into by and between the Company and Mr. Smith as of February 29, 1996 as follows:



Name of Optionee:               Peter J. Smith

No./Class of Option Shares:     130,586/2/ Shares of Common Stock

Grant Date:                     February 29, 1996

Expiration Date:                February 28, 2006

Option Exercise Price/Share:    $2.40





--------------------------
/2/ Note that all of the numbers expressed herein with respect to the Option Shares (as defined herein) reflect the Company's 10-for-1 stock split that occurred on April 30, 1996.

     Pursuant to the Company's 1994 Stock Option and Grant Plan (the "Plan"), the Company hereby grants to the person named above (the "Optionee"), who is an officer or full-time employee of the Company or any of its Subsidiaries, an option (the "Stock Option") to purchase on or prior to the expiration date specified above, subject to the further provisions hereof (the "Expiration Date"), all or any part of the number of shares of Common Stock, par value $0.01 per share ("Common Stock"), of the Company indicated above (the "Option Shares"), at the per share option exercise price specified above, subject to the terms and conditions set forth in this Stock Option Agreement (the "Agreement") and in the Plan. This Stock Option is intended to qualify as an "incentive stock option" as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). To the extent that any portion of the Stock Option does not so qualify, it shall be deemed a non-qualified stock option. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Plan.

     1.  Vesting and Certain Dispositions.
         --------------------------------

          (a) Except as set forth below and in Section 7, and subject to the determination of the Compensation and Stock Option Committee of the Board of Directors of the Company or the Board of Directors of the Company, as applicable (the "Option Committee"), in its sole discretion to accelerate the vesting schedule hereunder, no portion of this Stock Option may be exercised until such portion shall have vested pursuant to this Section 1(a). Once any portion of this Stock Option becomes vested and exercisable, it shall continue to be exercisable at any time or times prior to the Expiration Date, subject to the provisions hereof and of the Plan. As of the date hereof, none of the Option Shares are vested. On April 1, 1998 and the first day of each month thereafter until all Option Shares are vested or vesting has ceased in accordance with the terms hereof, an incremental 10,000 of the Option Shares shall vest, such that all of the Option Shares shall be vested on May 1, 1999 unless prior thereto any event which results in termination of vesting shall occur. Notwithstanding the previous sentence, in the event that the Optionee's employment with the Company or its Subsidiaries terminates as a result of the Optionee's resignation, retirement, termination by the Company, death or disability, or for any other reason whatsoever, this Stock Option shall no longer vest or become exercisable with respect to any Option Shares which are not vested as of the effective date of such termination of employment, and the Optionee's right to exercise the portion of this Stock Option which is vested as of such effective date from and after such effective date shall be governed by the provisions of Section 3 hereof.

          (b) It is understood and intended that this Stock Option shall qualify as an "incentive stock option" as defined in Section 422 of the Code to the extent permitted thereunder. Accordingly, the Optionee understands that in order to obtain the benefits of an incentive stock option under Section 422 of the Code, no sale or other disposition may be made of any Option Shares within the one-year period beginning on the day after the day of the transfer of such Option Shares to him or her, nor within the two-year period beginning on the day after the grant of this Stock Option. If the Optionee disposes (whether by sale, gift, transfer or otherwise) of any such Option Shares within either of these periods, he will notify the Company within thirty (30) days after such disposition. The Optionee also agrees to provide the

Company with any information concerning any such dispositions required by the Company for tax purposes.

     2.  Exercise of Stock Option.
         ------------------------

          (a) The Optionee may exercise only vested portions of this Stock Option and only in the following manner: Prior to the Expiration Date (subject to Sections 3 and 7), the Optionee may deliver a Stock Option Exercise Notice (an "Exercise Notice") in the form of Appendix A hereto indicating his election
                                      ----------
to purchase some or all of the Option Shares with respect to which this Stock Option has vested at the time of such notice. Such notice shall specify the number of Option Shares to be purchased.

          Payment of the purchase price for the Option Shares may be made by one or more (if applicable) of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Option Committee; (ii) in the form of shares of Common Stock that are not then subject to restrictions under any Company plan and that have been held by the Optionee for at least six months, (iii) by the Optionee delivering to the Company a properly executed Exercise Notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Option Committee shall prescribe as a condition of such payment procedure, or (iv) a combination of (i), (ii) and (iii) above. Payment instruments will be received subject to collection.

          (b) Certificates for the Option Shares so purchased will be issued and delivered to the Optionee upon compliance to the satisfaction of the Option Committee with all requirements under applicable laws or regulations in connection with such issuance. Until the Optionee shall have complied with the requirements hereof and of the Plan, the Company shall be under no obligation to issue the Option Shares subject to this Stock Option, and the determination of the Option Committee as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company shall have issued and delivered the Option Shares to the Optionee, and the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full dividend and other ownership rights with respect to such Option Shares, subject to the terms of this Agreement.

          (c) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof or such expiration date as is specified in Section 3 or 7 hereof.

     3.  Termination of Employment.
         -------------------------

          (a) If the Optionee's employment by the Company and all of its Subsidiaries terminates by reason of his or her death or disability (within the meaning of Section 422(c)(6) of the Code), this Stock Option may thereafter be exercised, to the extent it was vested and exercisable on the effective date of such termination, by the Optionee or the beneficiary or legal representative of the Optionee, as the case may be, until the earlier of (i) one year from the effective date of such termination or
(ii) the Expiration Date (or, in either case, such earlier date as is contemplated by Section 7), and any portion of this Stock Option not exercised by such date shall lapse and terminate. To the extent that any portion of this Stock Option is not exercisable on the effective date of such termination of employment, such portion of this Stock Option shall terminate immediately and be of no force or effect.

          (b) If the Optionee's employment by the Company and all of its Subsidiaries terminates or is terminated for any reason other than the death or disability of the Optionee (within the meaning of Section 422(c)(6) of the Code), this Stock Option may thereafter be exercised, to the extent it was vested and exercisable on the effective date of such termination, by the Optionee until the earlier of (i) one hundred and eighty days from the effective date of such termination or (ii) the Expiration Date, and any Stock Options not exercised by such date shall lapse and terminate. To the extent that any portion of this Stock Option is not exercisable on the effective date of such termination of employment, such portion of this Stock Option shall terminate immediately and be of no force or effect.

          (c) For purposes of this Agreement the Option Committee shall have sole discretion to determine the reason for the termination of the Optionee's employment by the Company and its Subsidiaries.

     4.  Incorporation of Plan.  Notwithstanding anything herein to the
         ---------------------
contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan.

     5.  Transferability.  This Agreement is personal to the Optionee and is not
         ---------------
transferable by the Optionee in any manner other than by will or by the laws of descent and distribution. This Stock Option may be exercised during the Optionee's lifetime only by the Optionee. The Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee's Stock Option in the event of the Optionee's death to the extent provided herein. If the Optionee does not designate a beneficiary, or if the designated beneficiary predeceases the Optionee, the personal representative of the Optionee may exercise this Stock Option to the extent provided herein in the event of the Optionee's death.

     6.  Adjustment Upon Changes in Capitalization.  The shares of stock covered
         -----------------------------------------
by this Stock Option are shares of Common Stock of the Company. If the shares of Common Stock as a whole are increased, decreased, changed or converted into or exchanged for a different number or kind of shares or securities of the Company, whether through merger or consolidation (subject to the provisions of Section 7), reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares and in the per share exercise price of shares subject to any unexercised portion of this Stock Option. In the event of any such adjustment in this Stock Option, the Optionee thereafter shall have the right to purchase the number of shares under this Stock Option at the per share price, as so adjusted, which the Optionee could purchase at the total purchase price applicable to this Stock Option immediately prior to such adjustment. Adjustments under this Section 6 shall be determined by the Option Committee of the Company, whose determination as to what adjustment shall be made, and the extent thereof, shall be conclusive. No fractional shares of Common Stock shall be issued under the Plan resulting from any such adjustment, but the Company in its discretion may make a cash payment in lieu of fractional shares.

     7.  Effect of Certain Transactions.  In the case of (a) the dissolution or
         ------------------------------
liquidation of the Company, (b) the sale of all or substantially all of the assets of the Company and its Subsidiaries to another person or entity, or (c) the sale of all of the outstanding stock of the Company to an unrelated person or entity in a merger transaction or otherwise (each of the foregoing transactions being referred to as a "Sale Event"), this Stock Option shall be deemed fully vested as of the date of such Sale Event, and in all cases subject to the consummation of such Sale Event, and following such Sale Event this Option shall no longer be exercisable unless provision is made in such transaction in the sole discretion of the parties thereto for the assumption of this Stock Option or the substitution for this Stock Option of a new stock option of the successor person or entity or a parent or subsidiary thereof, with appropriate adjustment in such case as to the number and kind of shares and the per share exercise price, as provided in Section 6 of this Agreement. In the event of any Sale Event which will result in such termination of this Option, the Company shall give to the Optionee written notice thereof at least thirty
(30) days prior to the effective date of such Sale Event (the "Effective Date"). Until the Effective Date, the Optionee may exercise some or all of the Option Shares with respect to which this Option has vested or shall vest as of and subject to the Effective Date in accordance with the provisions of this Section 7; provided, however, that the vesting of any Option Shares that would not otherwise be vested as of such Effective Date shall be subject to and effective only upon the consummation of such Sale Event.

     8.  Withholding Taxes.  The Optionee acknowledges and agrees that the
         -----------------
Company or any subsidiary of the Company has the right to deduct from payments of any kind otherwise due to the Optionee, or from the Option Shares to be issued in respect of an exercise of this Stock Option, any federal, state or local taxes of any kind required by law to be withheld with respect to the issuance of Option Shares to the Optionee.

     9.    Miscellaneous Provisions.
           ------------------------

          (a) Equitable Relief.  The parties hereto agree and declare that legal
              ----------------
remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

          (b) Change and Modifications.  This Agreement may not be orally
              ------------------------
changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

          (c) Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the State of Delaware.

          (d) Headings.  The headings are intended only for convenience in
              --------
finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

          (e) Saving Clause.  If any provision(s) of this Agreement shall be
              -------------
determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

          (f) Notices.  All notices, requests, consents and other communications
              -------
shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

          (g) Benefit and Binding Effect.  This Agreement shall be binding upon
              --------------------------
and shall inure to the benefit of the parties hereto, their respective successors, permitted assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

          (h) Counterparts.  For the convenience of the parties and to
              ------------
facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

IN WITNESS WHEREOF, the Company and the Optionee have executed this Amended and Restated Incentive Stock Option Agreement as of the date first above written.



                                    ANSYS, Inc.



                                    By:  /S/ John M. Sherbin II
                                         ----------------------

                                    Name:  John M. Sherbin II
                                          -------------------

                                    Title:  Chief Financial Officer
                                            -----------------------



                                    Address:  ANSYS, Inc.
                                              Attention: President
                                              275 Technology Drive
                                              Canonsburg, PA 15317



                                    OPTIONEE:

                                    /S/ Peter J. Smith
                                    ------------------


                                    Optionee's Address:


                                    _________________________

                                    _________________________



                                    DESIGNATED BENEFICIARY:



                                    Beneficiary's Address:



                                    _________________________

                                    _________________________

                                 Appendix A



                                 STOCK OPTION EXERCISE NOTICE



ANSYS, Inc.
275 Technology Drive
Canonsburg, PA 15317

Attention: Chief Financial Officer

Dear Sirs:


       Pursuant to the terms of my stock option agreement dated ____________ (the "Agreement") under the ANSYS, Inc. 1994 Stock Option and Grant Plan, I, [Insert Name] ___________________, hereby [Circle One] partially/fully exercise such option by including herein payment in the amount of $_______ representing the purchase price for [Fill in number of Option Shares] __________ option shares. I have chosen the following form(s) of payment:

     [ ]    1.  Cash

     [ ]    2.  Certified or Bank Check payable to ANSYS, Inc.

     [ ]    3.  Other (as described in the Agreement (please describe))
                ______________.




                              Sincerely yours,



                              Please Print Namer



                              Signature